SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 1999
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On July 20, 1999, Ramtron International Corporation (the "Company") held its Special Meeting of Stockholders to approve proposals to effect a restructuring of the capitalization of the Company and such proposals were approved by a majority vote of stockholders. The restructuring, which includes a one-for-five reverse stock split, is contingent upon the Company reaching a formal agreement with the Company's preferred stockholders to restate the terms of the Company's Series A Convertible Preferred Stock.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

Exhibits.  The following exhibits are furnished as part of this report:

             Exhibit          Description
             -------          -----------
              99.1            Press Release dated July 20, 1999.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Richard L. Mohr
                                              ------------------------------
                                              Richard L. Mohr
                                              Executive Vice President and CFO
Date:  July 21, 1999